UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 25, 2007
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 25, 2007	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed October 25, 2007

            This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without limitation,
competitive actions in the marketplace and adverse
actions of governmental and other third-party payors.

            Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that could affect
the Company’s financial results is included in the
Company’s Form 10-K for the year ended December
31, 2006, and subsequent SEC filings.

LabCorp 8%
Other Independent Clinical Labs 33%
Physician Office Labs 5%
Hospital Based Labs 54%

The Clinical Laboratory Testing
Market >$40-$50 billion Annually

Industry CAGR of 5% - 7%

Market segments:

Routine—$30-$35 billion

Esoteric—$4-$5 billion

Anatomic pathology—
$6-$10 billion

Growth opportunities:

Consolidation

Esoteric and anatomic
pathology testing

Hospital outpatient and
outreach

Source:  Company estimates, industry reports and 2006 revenue for LabCorp.

Integral to quality healthcare

Screening for and early diagnosis of disease leads to
improved outcomes

Monitoring of treatment effectiveness and disease
recurrence

Correct therapy decisions based on known genetic markers

Cost effectiveness

Cutting-edge technologies

Influences 70% - 80% of healthcare decisions

Rigorous quality standards

Industry Profile

A leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers the broadest range of clinical and
anatomic pathology services to aid clinicians
in diagnosis, monitoring, prediction and
prevention of disease

Conducts > 270 million tests annually

Connectivity with physicians offices

90% of results delivered electronically

70% of tests ordered electronically

Profile of LabCorp

More than 25,000 people nationwide

6,200 phlebotomists

2,600 couriers

700 MDs and PhDs

1,600+ conveniently located patient service
centers

Rigorously monitored, industry-leading quality
and service metrics

Highest quality, CAP inspected and CLIA
certified laboratories

Profile of LabCorp

Primary Testing
Locations

Primary LabCorp Testing Locations*

Esoteric Lab Locations

   (CET, CMBP, Dianon, Esoterix, NGI, OTS, US Labs, Viromed)

Medical Testing Services

LabCorp
Laboratory Corporation of America

What is LabCorp?

Clinical

Pathology

Anatomic

Pathology

Genomics

Esoteric

Testing

Cancer diagnostics and monitoring

Advanced cardiovascular disease testing

Advancement through acquisitions and licensing

Strategic Focus Areas

Lab data enables better treatment and outcomes

Partner to control high cost leakage

Recognize value of lab services through appropriate pricing

Quality and service driven culture

First-time problem resolution

Continuous enhancements in customer connectivity

Scientific Leadership

Managed Care

Customer Focus

Managed Care

Partner of choice for major managed care organizations

Recognition of value from standardized lab data

Breadth of test menu, quality, convenience

Hospital market

Over 50% of market of which approximately 2/3 available to clinical labs

Pricing pressures from managed care

DSI acquisition: “win-win” for hospital, community and commercial lab

Companion diagnostics/Personalized medicine

ARCA

Warfarin

Clinical trials link

Cancer diagnostics

Anatomic pathology - $6 - $10 billion fragmented market

Treatment decisions/monitoring

Recurrence testing

Cardiovascular disease

Lab testing is foundation for determining need for imaging, invasive procedures, pharmaceutical treatments

VAP, NMR, high-sensitivity CRP

Revenue Growth Drivers

Increased volumes through fixed-cost infrastructure

Larger number of esoteric tests offered, more
esoteric tests ordered

Further operational efficiencies

Increase automation in pre-analytic processes

Logistics / route structure optimization

Supply chain management

Facility consolidation/cost optimization

Improvement in collections / bad debt

EBITDA Margin
Growth Drivers

Industry-leading EBITDA margins

Significant free cash flow

Focus on returning value to shareholders

Strategic acquisitions

Organic growth opportunities

Share repurchase – additional $500 million authorization
announced 3/13/07

$329 Million available as of 9/30/07

Flexibility for future growth opportunities

LabCorp’s Investment and
Performance Fundamentals

$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
Revenue
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
Diluted EPS
$2,507.7
$2,939.4
$3,084.8
$3,327.6
$3,590.8
$1.69
$2.11
$2.45
$2.80 (1)
$3.41 (2)
2002
2003
2004
2005
2006
Revenue
EPS

LabCorp
Laboratory Corporation of America

Revenue CAGR of 9% – Diluted EPS CAGR of 19%

1.

Excluding the $0.09 per
diluted share impact in 2005
of restructuring and other
special charges, and a non-
recurring investment loss.

2.

Excluding the $0.07 per
diluted share impact in 2006
of restructuring and other
special charges, and the
$0.10 per diluted share
impact in 2006 of adoption
of SFAS 123(R).

Five-Year Revenue
and EPS Trend

$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
Operating Cash Flow
27.5%
26.5%
25.5%
24.5%
23.5%
22.5%
21.5%
EBITDA Margin
$444.9
$564.3
(1)
$538.1
$574.2
$632.3
22.5%
24.2%
25.5%
25.4%
(2)
26.7%
(2)
2002
2003
2004
2005
2006
Operating Cash Flow
EBITDA Margin

LabCorp
Laboratory Corporation of America

1.

Includes approximately
$50 million of benefit from
one-time tax credits
recorded in 2003.

2.

Excluding the impact in
2005 of restructuring and
other special charges and
a non-recurring
investment loss.

3.

Excluding the impact in
2006 of restructuring and
other special charges and
of the adoption of SFAS
123(R).

Five-Year OCF and
EBIDTA Margin Trend

OCF CAGR of 9% – EBITDA Margin Growth of 420 bps

Third Quarter Results
(In millions, except per share data)

9/30/2006

9/30/2007

+/(-)

Revenue

909.9

$

1,020.6

$

12.2%

EBITDA

(1)

237.1

$

272.5

$

14.9%

EBITDA Margin

26.1%

26.7%

60

bp

Diluted EPS

(2)

0.84

$

1.07

$

27.4%

(1)  Excludes restructuring and other special charges of $5.6 and $31.3 million recorded by the Company in the third quarter of 2006 and 2007, respectively.

(2)  Excludes the $0.03 and $0.15 per diluted share impact of the restructuring and other special charges recorded in the third quarter of 2006 and 2007, respectively.

(1) Excludes restructuring and other special charges of $5.6 and $38.3 million recorded by the Company through the third quarter of 2006 and 2007, respectively.

(2) Excludes the $0.03 and $0.18 per diluted share impact of the restructuring and other special charges by the Company through the third quarter of 2006 and 2007, respectively.

Nine-Month Results
(In millions, except per share data)

9/30/2006

9/30/2007

+/(-)

Revenue

2,692.2

$

3,062.5

$

13.8%

EBITDA

(1)

708.0

$

812.6

$

14.8%

EBITDA Margin

26.3%

26.5%

20

bp

Diluted EPS

(2)

2.46

$

3.13

$

27.2%

2007 Third Quarter
Financial Achievements

Diluted EPS of $1.07 (1)

EBITDA margin of 26.7% of net sales(2)

Operating cash flow of $130.4 million

Increased revenues 12.2% (11.9% volume; 0.3% price)

Repurchased approximately $111.3 million of
LabCorp stock

(1)  Excludes the $0.15 per diluted share impact of the restructuring and other special charges recorded in the third quarter of 2007.

(2)  Based on EBITDA of $272.5 million, excluding the $31.3 million impact of restructuring and other special charges recorded in the third quarter of 2007.

Diluted EPS of $3.13 (1)

EBITDA margin of 26.5% of net sales (2)

Operating cash flow of $469.3 million

Increased revenues 13.8% (12.8% volume; 1.0% price)

Repurchased approximately $520.8 million of
LabCorp stock

2007 First Nine Months
Financial Achievements

(1)  Excludes the $0.18 per diluted share impact of the restructuring and other special charges recorded through the third quarter of 2007.

(2)  Based on EBITDA of $812.6 million, excluding the $38.3 million impact of restructuring and other special charges recorded through the third quarter of 2007.

Medicare & Medicaid
$558.7 (18%)
Patient
$283.8 (9%)
Managed Care
Capitated
$127.8 (4%)
Client
$800.8 (26%)
Managed Care
Fee-for-service
$1,291.3 (42%)

LabCorp
Laboratory Corporation of America

Revenue by Payor
Q3-YTD-2007
(In millions)

Histology (Non-Pap)
$244.8 (8%)
Other Esoteric
$332.7 (11%)
Genomic
$471.4 (15%)
Core
$2,013.5 (66%)

LabCorp
Laboratory Corporation of America

Revenue by Business Area
Q3-YTD-2007
(In millions)

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$677
27%
$1,830
73%
$895
30%
$2,039
70%
$967
31%
$2,118
69%
$1,130
34%
$2,198
66%
$1,243
35%
$2,348
65%
2002
2003
2004
2005
2006
Core
Esoteric

LabCorp
Laboratory Corporation of America

Revenue Mix by
Business Area
(In millions)

Revenue by Payer
(In millions, except PPA)

YTD Q3-2005

YTD Q3-2006

YTD Q3-2007

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

Client

701.9

$

28%

24.181

29.03

$

725.7

$

27%

24.821

29.24

$

800.8

$

26%

25.701

31.16

$

Patient

232.2

$

9%

1.732

134.08

$

256.5

10%

1.720

149.12

$

283.8

9%

1.787

158.83

$

Third Party

(Medicare/Medicaid)

570.4

$

23%

14.808

38.52

$

577.3

21%

14.369

40.17

$

558.7

18%

13.816

40.44

$

Managed Care:

- Capitated

102.2

$

4%

9.809

10.42

$

106.5

4%

10.031

10.61

$

127.8

4%

11.463

11.15

$

- Fee for service

898.6

36%

19.077

47.10

$

1,026.3

38%

20.841

49.24

$

1,291.3

42%

28.169

45.84

$

  Total Managed Care

1,000.8

40%

28.886

34.65

$

1,132.7

42%

30.872

36.69

$

1,419.1

46%

39.632

35.81

$

LabCorp Total

2,505.3

$

100%

69.607

35.99

$

2,692.2

$

100%

71.782

37.50

$

3,062.4

$

100%

80.936

37.84

$

Revenue Mix by Business Area
(In millions, except PPA)

YTD Q3-2005

YTD Q3-2006

YTD Q3-2007

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

All Genomic

379.8

$

15%

5.058

75.09

$

415.6

$

15%

5.383

77.20

471.4

$

15%

6.382

73.87

$

Other Esoteric

251.3

10%

6.047

41.55

286.6

11%

6.866

41.75

332.7

11%

8.118

40.98

Histology

210.7

8%

1.807

116.61

223.4

8%

1.813

123.22

244.8

8%

2.013

121.64

  All Genomic / Esoteric

841.8

34%

12.912

65.19

925.6

34%

14.062

65.82

1,049.0

34%

16.513

63.52

Core

1,663.5

66%

56.695

29.34

1,766.5

66%

57.720

30.61

2,013.5

66%

64.423

31.25

  LabCorp Total

2,505.3

$

100%

69.607

35.99

$

2,692.2

$

100%

71.782

37.50

$

3,062.4

$

100%

80.936

37.84

$

Excluding the impact of any share repurchase activity after
September 30, 2007, and excluding restructuring and other
special charges recorded in 2007, guidance for 2007 is as
follows:

Net sales growth of approximately 12.7% to 13.2% compared to
2006

EBITDA margins of 26.0% to 26.5% of net sales

Diluted EPS in the range of $4.11 to $4.18

Operating cash flow of between $690 and $710 million, excluding any transition payments related to the Company’s agreement with
UnitedHealthcare

Capital expenditures of between $100 and $110 million, excluding any additional capital expenditures related to the Company’s agreement with UnitedHealthcare

Net interest expense of approximately $45 million

Bad debt rate of approximately 4.8% of net sales

2007 Financial Guidance

Excluding the impact of any share repurchase
activity after September 30, 2007, guidance for
2008 is as follows:

Net sales growth of approximately 6.5% to 8.5% compared to
2007

EPS growth of approximately 11% to 14% compared to 2007

2008 Preliminary Financial Guidance

Supplemental Financial Information

YTD

Q1 07

Q2 07

Q3 07

2007

Depreciation

26.3

$

26.1

$

26.6

$

79.0

$

Amortization

13.3

$

13.4

$

13.9

$

40.6

$

Capital expenditures

40.8

$

32.2

$

35.5

$

108.5

$

Cash flows from operations

185.8

$

153.1

$

130.4

$

469.3

$

Bad debt as a percentage of sales

4.82%

4.82%

4.82%

4.82%

Effective interest rate on debt:

  Zero coupon-subordinated notes

2.00%

2.00%

2.00%

2.00%

  5 1/2% Senior Notes (including effect of interest rate swap)

5.38%

5.38%

5.38%

5.38%

  5 5/8% Senior Notes

5.75%

5.75%

5.75%

5.75%

  Revolving credit facility (weighted average)

5.80%

5.80%

6.19%

6.19%

Days sales outstanding

55

55

58

58

Laboratory Corporation of America

Other Financial Information

($ in million's)

September 30, 2007

1) EBITDA represents earnings before interest, income taxes, depreciation, amortization, and nonrecurring charges, and includes the Company's proportional share of the underlying EBITDA of the income from joint venture partnerships. The Company uses EBITDA extensively as an internal management performance measure and believes it is a useful, and commonly used measure of financial performance in addition to earnings before taxes and other profitability measurements under generally accepted accounting principles ("GAAP"). EBITDA is not a measure of financial performance under GAAP. It should not be considered as an alternative to earnings before income taxes (or any other performance measure under GAAP) as a measure of performance or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles earnings before income taxes, representing the most comparable measure under GAAP, to EBITDA for the three- and nine-month periods ended September 30, 2007 and 2006:

| | Three Months Ended Sept 30, | | Nine Months Ended Sept 30, | |
|---|---|---|---|---|
| | **2007** | **2006** | **2007** | **2006** |
| Earnings before income taxes | $ 187.1 | $ 183.1 | $ 615.4 | $ 551.1 |
| Add (subtract): | | | | |
| Interest expense | 12.6 | 11.9 | 37.8 | 35.4 |
| Investment income | (0.5) | (2.8) | (3.3) | (4.4) |
| Other (income) expense, net | 0.6 | 0.1 | 1.5 | 1.9 |
| Depreciation | 26.6 | 25.3 | 79.1 | 76.1 |
| Amortization | 13.9 | 13.0 | 40.6 | 39.0 |
| Restructuring and other special charges | 31.3 | 5.6 | 38.3 | 5.6 |
| Joint venture partnerships' depreciation and amortization | 0.9 | 0.9 | 3.2 | 3.3 |
| EBITDA | $ 272.5 | $ 237.1 | $ 812.6 | $ 708.0 |

LabCorp
Laboratory Corporation of America

Reconciliation of Non-GAAP
Financial Measures
(In millions)